UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 2, 2006

SECURED INVESTMENT RESOURCES FUND, L.P.

(Exact name of Registrant as specified in its charter)

Kansas	000-14542	48-0979566
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification Number)

199 S. Los Robles Ave., Suite 200	(626) 585-5920
Pasadena, CA 9110
(Address of principal executive offices)	(Registrant’s telephone number)

4200 Blue Ridge Blvd., Ste. LH-06, Kansas City, Missouri 64133

(Former Name or Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17

CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17

CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the

Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the

Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets

Prior to the replacement of its former general partners with Millenium Management, LLC in 2005, the registrant, Secured Investment Resources, L.P. (“SIR I”), had received advances from Secured Investment Resources, L.P. II (“SIR II”). SIR I and SIR II agreed to resolve the debt owed by SIR I to SIR II by the execution on August 1, 2006 of a full recourse promissory note (the “Note”) by SIR I, secured by a pledge of SIR I’s limited partner interest in Cascade Apartments Joint Venture L.P. (“Cascade J.V.”), which owns the property commonly known as Cascade Apartments (the “Property”), an 86-unit apartment complex in Topeka, Kansas. In consideration of the Note and pledge agreement, SIR II agreed to allow SIR I and Cascade J.V. a reasonable time to try to sell the Property for a price in excess of the debt and other obligations of SIR I.

The Property was listed with a national brokerage and marketed to potential buyers. Although offers were received, none were received for a price in excess of the debt and other obligations of SIR I. As a result, and in accordance with the terms of the Note and the pledge agreement, SIR II foreclosed on SIR I’s interests in Cascade J.V., taking possession of SIR I’s interest in Cascade J.V. in full satisfaction of the amounts owed SIR II under the Note, effective October 2, 2006.

The Cascade J.V. was SIR I’s only remaining significant asset. SIR I expects to liquidate and dissolve the partnership and distribute the remaining assets, if any, to the limited partners, by the end of 2006.

The general partner of both SIR I and SIR II is Millenium Management, LLC (“Millenium Management”), a California limited liability company. Millenium Management also owns 11.40% and 33.98% respectively of the limited partnership units of SIR I and SIR II. An affiliate of Millenium Management, Everest Properties II, LLC (“Everest Properties II”), a California limited liability company, owns 0.80% and 0.42%, respectively, of the limited partnership units of SIR I and SIR II. A second affiliate of Millenium Management, Everest Management, LLC (“Everest Management”), a California limited liability partnership, owns 3.74% of the limited partnership units of SIR I. W. Robert Kohorst and David I. Lesser each own, indirectly, membership interests in Everest Properties II and Everest Management. Messrs. Kohorst and Lesser are officers of Millenium Management, Everest Properties II and Everest Management.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SECURED INVESTMENT RESOURCES FUND, L.P.
By: Millenium Management, LLC, General Partner
By:	/s/ W. Robert Kohorst
W. Robert Kohorst,
President

Date: October 12, 2006